UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2019

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National Presto Industries, Inc.

(Exact name of registrant as specified in this chapter)

Wisconsin	1-2451	39-0494170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 North Hastings Way Eau Claire, Wisconsin	54703-3703
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: 715-839-2121

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	NPK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Due to the delay of National Presto Industries, Inc. (the “Company”) in filing its Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 (the “Form 10-Q”), it received a notice from the New York Stock Exchange (the “NYSE”) stating that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual. The Company has been proactive in communicating with the NYSE regarding the late Form 10-Q filing, and on August 15, 2019, the Company received the notification as a matter of course under the NYSE rules.

As the Company reported in its Form 12b-25 filed with the Securities and Exchange Commission (“SEC”) on August 9, 2019, the reason for the delay is the additional time needed by the Company to compile and analyze supporting documentation that is necessary for the Company’s independent registered public accounting firm to complete its review of the Form 10-Q. The Company intends to file its Form 10-Q with the SEC as soon as practicable after the Company’s independent registered public accounting firm has completed its review of the Form 10-Q.

In accordance with NYSE rules, the Company has contacted the NYSE to discuss the status of the late filing and issued a press release on August 20, 2019 pertaining to the late filing, which is included as Exhibit 99.1 to this Form 8-K. The NYSE informed the Company that, under NYSE rules, the Company will have six months from the Form 10-Q due date to file the Form 10-Q with the SEC. If the Company fails to file the late report and all other periodic reports with subsequent due dates within six months of the filing due date of the late report, the NYSE may, in its sole discretion, allow the Company’s common stock to trade for up to an additional six months depending on certain circumstances. The Company can regain compliance with the NYSE listing standards at any time prior to that date by filing its Form 10-Q with the SEC. The NYSE notice also states that the NYSE reserves the right to commence delisting proceedings at any time if circumstances warrant.

Cautionary Statement Regarding Forward-Looking Statements

This filing contains “forward looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties, as well as assumptions, that could cause actual results to differ materially from historical results and those presently anticipated or projected. Forward-looking statements in this filing include the Company’s expectations as to the anticipated timing of the filing of the Company’s Form 10-Q for the quarter ended June 30, 2019. Factors that may cause future results to differ materially from management’s current expectations include, among other things, that the completion of the review procedures and the filing of the Form 10-Q may take longer than expected. The Company cautions not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company disclaims any obligation to update these forward-looking statements. In addition to the factors discussed above, other important risk factors are delineated in the Company’s various SEC filings.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of National Presto Industries, Inc. dated August 20, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Presto Industries, Inc.
(Registrant)

Date: August 20, 2019	By:	/s/ Maryjo Cohen
(Signature) Maryjo Cohen, President
and Chief Executive Officer